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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2001



                                  WAM!NET INC.
               (Exact name of registrant as specified in charter)



         Minnesota                      333-53841                 41-1795247
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

           655 Lone Oak Drive                                            55121
            Eagan, Minnesota                                          (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (651) 256-5100


                                 Not Applicable
          (Former name or former address, if changed from last report)



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This report contains certain forward-looking statements and information relating to Wam!Net Inc., ("Wam!Net" or the "Company") that are based on the beliefs of Wam!Net management as well as assumptions made by and information currently available to management. Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties, and assumptions, including the risk factors and uncertainties described in the Company's annual report on Form 10-K for the year ended December 31, 2000.
Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as believed, estimated or expected.

Item 5. Other Events.

     WAM!NET Inc. (the "Company) announced that on October 3, 2001 it consummated a $100 million working capital facility with affiliates of Cerberus Capital Management, L.P., a New York City-based private investment firm (the "Cerberus Financing"). The terms of the Cerberus Financing are substantially similar to the terms described in the Company's Solicitation of Consents, dated July 20, 2001, a copy of which was filed with the Securities and Exchange Commission as an exhibit to the Company's Current Report on Form 8-K/A, filed on July 27, 2001, which is hereby incorporated by reference.

     In connection with the consummation of the Cerberus Financing, the Company obtained the consent of Cerberus International, Inc., the record holder of approximately 96% of the outstanding principal amount of the Company's 13-1/4% Senior Discount Notes, due 2005 (the "Notes"), to amend certain terms of the Indenture, dated March 5, 1998 (the "Indenture"), between the Company and U.S. Bank Trust National Association (f/k/a First Trust National Association) (the "Trustee").

     On October 3, 2001, the Company filed the First Supplemental Indenture and the Second Supplemental Indenture (collectively, the "Supplemental Indentures"), which amended certain terms of the Indenture and terminated the Company's obligation to provide the holders of the Notes and the Trustee such information as would be required in the periodic reports of the Company if the Company were subject to the reporting requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, pursuant to rules 12h-3(b)(1) and 15d-6 of the Exchange Act the Company is no longer subject to the reporting requirements of Section 15(d) of the Exchange Act. Therefore, the Company shall file a certification and notice of suspension of the duty to file reports under Sections 13 and 15(d) of the Exchange Act following the filing of this Current Report on Form 8-K and shall cease to file additional periodic reports with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.

99.1 Press Release, dated October 4, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WAM!NET INC.

                                        By: /s/ Kenneth Swimm
                                            ------------------------------
                                            Name:  Kenneth Swimm
                                            Title: Chief Operating Executive

October 11, 2001